EXHIBIT 10.9

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND NEITHER MAY BE SOLD OR OTHERWISE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) THE COMPANY SHALL HAVE RECEIVED A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

WARRANT

Original Issue Date: March___, 2008

THIS CERTIFIES THAT, FOR VALUE RECEIVED, Montgomery Equity Partners Ltd. or its registered assigns (“Holder”) is entitled to purchase from In Veritas Medical Diagnostics, Inc. (the “Company”), on the terms and conditions hereinafter set forth, at any time or from time to time from the date hereof until 5:00 p.m., Eastern Time, on the fifth anniversary of the Original Issue Date set forth above, or if such date is not a day on which the Company (as hereinafter defined) is open for business, then the next succeeding day on which the Company is open for business (such date is the “Expiration Date”), but not thereafter, to purchase up to 5,000,000 shares of the Common Stock, par value $.001 per share (the “Common Stock”), of the Company, at a purchase price of $0.05 per share (the “Exercise Price”), such number of shares and Exercise Price being subject to adjustment upon the occurrence of the contingencies set forth in this Warrant.  Each share of Common Stock as to which this Warrant is exercisable is a “Warrant Share” and all such shares are collectively referred to as the “Warrant Shares.”

Section                      Exercise of Warrant; Conversion of Warrant.

(a)           This Warrant may, at the option of Holder, be exercised in whole or in part from time to time by delivery to the Company on or before 5:00 p.m., Eastern Time, on the Expiration Date, (i) a written notice of such Holder's election to exercise this Warrant (the “Exercise Notice”), which notice may be in the form of the Notice of Exercise attached hereto, properly executed and completed by Holder or an authorized officer thereof, and (ii) payment for the Warrant Shares (“Payment”), as further described in Section 1(b), below (the items specified in (i) and (ii) are collectively referred to as the “Exercise Materials”).

(b)           Payment may be made, at the option of Holder, by check payable to the order of the Company or wire transfer, in an amount equal to the product of the Exercise Price multiplied by the number of Warrant Shares specified in the Exercise Notice.

Section 2.                  Adjustments to Warrant Shares.

The number of Warrant Shares issuable upon the exercise hereof shall be subject to adjustment as follows:

(a)           In the event the Company is a party to a consolidation, share exchange, or merger, or the sale of all or substantially all of the assets of the Company to, any person, or in the case of any consolidation or merger of another corporation into the Company in which the Company is the surviving corporation, and in which there is a reclassification or change of the shares of Common Stock of the Company, this Warrant shall after such consolidation, share exchange, merger, or sale be exercisable for the kind and number of securities or amount and kind of property of the Company or the corporation or other entity resulting from such share exchange, merger, or consolidation, or to which such sale shall be made, as the case may be (the “Successor Company”), to which a holder of the number of shares of Common Stock deliverable upon the exercise (immediately prior to the time of such consolidation, share exchange, merger, or sale) of this Warrant would have been entitled upon such consolidation, share exchange, merger, or sale; and in any such case appropriate adjustments shall be made in the application of the provisions set forth herein with respect to the rights and interests of Holder, such that the provisions set forth herein shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to the number and kind of securities or the type and amount of property thereafter deliverable upon the exercise of this Warrant.  The above provisions shall similarly apply to successive consolidations, share exchanges, mergers, and sales.  Any adjustment required by this Section 2 (a) because of a consolidation, share exchange, merger, or sale shall be set forth in an undertaking delivered to Holder and executed by the Successor Company which provides that Holder shall have the right to exercise this Warrant for the kind and number of securities or amount and kind of property of the Successor Company or to which the holder of a number of shares of Common Stock deliverable upon exercise (immediately prior to the time of such consolidation, share exchange, merger, or sale) of this Warrant would have been entitled upon such consolidation, share exchange, merger, or sale.  Such undertaking shall also provide for future adjustments to the number of Warrant Shares and the Exercise Price in accordance with the provisions set forth in Section 2 hereof.

(b)           In the event the Company should at any time, or from time to time after the Original Issue Date, fix a record date for the effectuation of a stock split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock, or securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon exercise or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split, or subdivision if no record date is fixed), the number of Warrant Shares issuable upon the exercise hereof shall be proportionately increased and the Exercise Price shall be appropriately decreased by the same proportion as the increase in the number of outstanding Common Stock Equivalents of the Company resulting from the dividend, distribution, split, or subdivision.  Notwithstanding the preceding sentence, no adjustment shall be made to decrease the Exercise Price below $.001 per Share.

(c)           In the event the Company should at any time or from time to time after the Original Issue Date, fix a record date for the effectuation of a reverse stock split, or a transaction having a similar effect on the number of outstanding shares of Common Stock of the Company, then, as of such record date (or the date of such reverse stock split or similar transaction if no record date is fixed), the number of Warrant Shares issuable upon the exercise hereof shall be proportionately decreased and the Exercise Price shall be appropriately increased by the same proportion as the decrease of the number of outstanding Common Stock Equivalents resulting from the reverse stock split or similar transaction.

(d)           In the event the Company should at any time or from time to time after the Original Issue Date, fix a record date for a reclassification of its Common Stock, then, as of such record date (or the date of the reclassification if no record date is set), this Warrant shall thereafter be convertible into such number and kind of securities as would have been issuable as the result of such reclassification to a holder of a number of shares of Common Stock equal to the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such reclassification, and the Exercise Price shall be unchanged.

(e)           The Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution, issue, or sale of securities, sale of assets or any other voluntary action, void or seek to avoid the observance or performance of any of the terms of the Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of Holder against dilution or other impairment.  Without limiting the generality of the foregoing, the Company (x) will not create a par value of any share of stock receivable upon the exercise of the Warrant above the amount payable therefor upon such exercise, and (y) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares upon the exercise of the Warrant.

(f)           When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify Holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of the Warrants and of the Exercise Price, together with the computation resulting in such adjustment.

(g)           The Company covenants and agrees that all Warrant Shares which may be issued will, upon issuance, be validly issued, fully paid, and non-assessable.  The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the Warrant in full.

Section 3.                  No Stockholder Rights.

This Warrant alone shall not entitle Holder hereof to any voting rights or other rights as a stockholder of the Company.

Section 4.                  Transfer of Securities.

(a)           This Warrant and the Warrant Shares and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon, or otherwise, shall not be transferable except upon compliance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”) and applicable state securities laws with respect to the transfer of such securities.  The Holder, by acceptance of this Warrant, agrees to be bound by the provisions of Section 4 hereof and to indemnify and hold harmless the Company against any loss or liability arising from the disposition of this Warrant or the Warrant Shares issuable upon exercise hereof or any interest in either thereof in violation of the provisions of this Warrant.

(b)           Each certificate for the Warrant Shares and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, and each certificate for any such securities issued to subsequent transferees of any such certificate shall (unless otherwise permitted by the provisions hereof) be stamped or otherwise imprinted with a legend in substantially the following form:

“NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND NEITHER MAY BE SOLD OR OTHERWISE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) THE COMPANY SHALL HAVE RECEIVED A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.”

Section 5.

Miscellaneous.

(a)           The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or permitted assigns of Holder.

(b)           Except as otherwise provided herein, this Warrant and all rights hereunder are transferable by the registered holder hereof in person or by duly authorized attorney on the books of the Company upon surrender of this Warrant, properly endorsed, to the Company.  The Company may deem and treat the registered holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

(c)           Notwithstanding any provision herein to the contrary, Holder may not exercise, sell, transfer, or otherwise assign this Warrant unless the Company is provided with an opinion of counsel satisfactory in form and substance to the Company, to the effect that such exercise, sale, transfer, or assignment would not violate the Securities Act or applicable state securities laws.

(d)           This Warrant may be divided into separate warrants covering one share of Common Stock or any whole multiple thereof, for the total number of shares of Common Stock then subject to this Warrant at any time, or from time to time, upon the request of the registered holder of this Warrant and the surrender of the same to the Company for such purpose.  Such subdivided Warrants shall be issued promptly by the Company following any such request and shall be of the same form and tenor as this Warrant, except for any requested change in the name of the registered holder stated herein.

           (e)           Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested, (c) three (3) days after being sent by U.S. certified mail, return receipt requested, or (d) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.

Notice to Holder shall be provided  to the registered address of Holder appearing on the books of the Company.  Each party shall provide five (5) days prior written notice to the other party of any change in address, which change shall not be effective until actual receipt thereof

(f)           The corporate laws of the State of Colorado shall govern all issues concerning the relative rights of the Company and its stockholders.  All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal laws of the State of Colorado, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Colorado or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Colorado.   If any provision of this Warrant shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Warrant in that jurisdiction or the validity or enforceability of any provision of this Warrant in any other jurisdiction.

[Signatures on the following page]

SIGNATURE PAGE

TO

WARRANT

IN WITNESS WHEREOF, In Veritas Medical Diagnostics, Inc. has caused this Warrant to be executed and to be dated as of the date first above written.

In Veritas Medical Diagnostics, Inc.

By:	/s/

ASSIGNMENT

(To be Executed by the Registered Holder to effect a Transfer of the foregoing Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, and assigns and transfers unto ___________________________________________________________________________ the foregoing Warrant and the rights represented thereto to purchase shares of Common Stock of In Veritas Medical Diagnostics, Inc.in accordance with terms and conditions thereof, and does hereby irrevocably constitute and appoint ________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.

Holder:

Address

Dated: __________________, 20__

EXERCISE OR CONVERSION NOTICE

[To be signed only upon exercise of Warrant]

To:           In Veritas Medical Diagnostics, Inc.

CC:           Escrow Agent

The undersigned Holder of the attached Warrant hereby irrevocably elects to exercise the Warrant for, and to purchase thereunder, _____ shares of Common Stock of In Veritas Medical Diagnostics, Inc. issuable upon exercise of said Warrant and hereby surrenders said Warrant.

The undersigned herewith requests that the certificates for such shares be issued in the name of, and delivered to the undersigned, whose address is ________________________________.

If electronic book entry transfer, complete the following:

Account Number:

Transaction Code Number:

Dated: ___________________

Holder:

____________________________________

____________________________________

By:
  Name:
 Title:

NOTICE

The signature above must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.